EXHIBIT 10.2

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE AMENDED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY SIGNED REFERENCES THERETO OR ANY NOTICE OR OTHER COMMUNICATION, INCLUDING FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED), INTO OR FROM THE REPUBLIC OF AUSTRIA WHICH REFER TO SUCH DOCUMENT OR TO WHICH A COPY OF SUCH DOCUMENT IS ATTACHED MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH AMENDED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AGREEMENT OR SUCH DOCUMENTATION AS OUTLINED ABOVE SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.18 OF SUCH AMENDED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

FIRST AMENDMENT dated as of September 15, 2022 (this “Agreement”), to (a) the AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT dated as of June 7, 2021 (the “Existing Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), the LENDERS PARTY THERETO, the ISSUING BANKS PARTY THERETO and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent, and (b) the FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT dated as of April 8, 2005, as amended and restated as of April 7, 2016, as further amended and restated as of April 9, 2020 and as further amended and restated as of June 7, 2021 and as heretofore supplemented by the Additional Subsidiary Agreements dated as of July 2, 2021, December 16, 2021 and January 31, 2022 (as so amended, restated and supplemented, the “Existing Guarantee and Collateral Agreement”), among GOODYEAR, the SUBSIDIARIES OF GOODYEAR PARTY THERETO and JPMORGAN CHASE BANK, N.A., as collateral agent.

WHEREAS, certain Loans and/or other extensions of credit under the Existing Credit Agreement and/or other Credit Documents denominated in dollars bear or are permitted to bear interest based on the London interbank offered rate for dollars in accordance with the terms of the Existing Credit Agreement.

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WHEREAS, Goodyear, the Administrative Agent and the Lenders and Issuing Banks party hereto desire to amend the Existing Credit Agreement in certain respects, including to replace the Adjusted LIBO Rate with the Adjusted Term SOFR (as defined in the Amended Credit Agreement referred to below) as an available Benchmark, on the terms and subject to the conditions set forth herein.

WHEREAS, the Administrative Agent, the Collateral Agent, Goodyear and the other Credit Parties party hereto desire, subject to the terms and conditions set forth below, and in accordance with Section 12.02(b) of the Existing Guarantee and Collateral Agreement and Section 9.02(b) of the Existing Credit Agreement, to amend the Existing Credit Agreement and Existing Guarantee and Collateral Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”; the Existing Guarantee and Collateral Agreement, as so amended, is referred to as the “Amended Guarantee and Collateral Agreement”).

WHEREAS, the Administrative Agent, the Collateral Agent, the Lenders and Issuing Banks whose signatures appear below (which constitute all of the Lenders and Issuing Banks party to the Existing Credit Agreement), Goodyear and the other Credit Parties party hereto are willing to agree to the amendments set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or Existing Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Existing Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 2.
Amendments to the Existing Guarantee and Collateral Agreement. Effective as of the Amendment Effective Date (as defined below):
(a)
The definition of the term “Indenture Properties” set forth in Section 1.01 of the Existing Guarantee and Collateral Agreement is hereby amended by amending and restating clause (b) of such definition in its entirety to read as follows:

“(b) in case of the Cooper Indenture, (i) each “Principal Property” (as defined in the Cooper Indenture) owned or leased by the “Company” (as defined in the Cooper Indenture; and which, for the avoidance of doubt, will include the Company (as defined herein) upon its assumption of the Cooper Indenture), (ii) each “Principal Property” (as defined in the Cooper Indenture) owned or leased by a “Restricted Subsidiary” (as defined in the Cooper Indenture) and (iii) shares of stock or “Debt” (as defined in the Cooper Indenture) of each “Restricted Subsidiary” (as defined in the Cooper Indenture).”

(b)
Section 6.02 of the Existing Guarantee and Collateral Agreement is hereby amended by amending and restating clause (a)(i) of such Section 6.02 in its entirety to read as follows:

“(i) to the extent applicable, the provisions of Section 5.01(c) (limiting the amount of the obligations secured by the Indenture Properties);”

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SECTION 3.
Amendments to the Existing Credit Agreement. Effective as of the Amendment Effective Date:
(a)
The Existing Credit Agreement (excluding, except as set forth in Section 3(b) below, all Schedules and Exhibits thereto) is hereby amended by inserting the language indicated in underlined text (indicated textually in the same manner as the following examples: underlined text or underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) in Exhibit A hereto.
(b)
Each of Exhibits A and B to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibits B and C hereto, respectively. For clarity, the other Exhibits to the Existing Credit Agreement and the Schedules to the Existing Credit Agreement are not being amended by this Agreement and shall remain as in effect immediately prior to the Amendment Effective Date.
(c)
Notwithstanding anything to the contrary contained in the Amended Credit Agreement, (i) each Eurodollar Loan (as defined in the Existing Credit Agreement) outstanding on the Amendment Effective Date (each, an “Existing Eurodollar Loan”) shall remain outstanding as such, until the expiration of the Interest Period (as defined in the Existing Credit Agreement) applicable to such Existing Eurodollar Loan, in accordance with, and subject to all of the terms and conditions of, the Existing Credit Agreement, (ii) interest on such Existing Eurodollar Loan shall continue to accrue and shall be payable in accordance with Section 2.11 of the Existing Credit Agreement, and (iii) except as otherwise provided in the immediately succeeding sentence, all other provisions of the Existing Credit Agreement as in effect immediately prior to the Amendment Effective Date relating to such Existing Eurodollar Loan shall continue in full force and effect with respect to such Existing Eurodollar Loan (provided, however, that none of the provisions of Sections 1.07 and 2.12 of the Existing Credit Agreement (nor any of the provisions of Sections 1.07 and 2.12 of the Amended Credit Agreement) shall apply with respect to any Existing Eurodollar Loan). From and after the Amendment Effective Date, (i) the Borrower shall not be permitted to request that any Lender fund, and no Lender shall fund, any Eurodollar Loan, (ii) no Existing Eurodollar Loan may be continued as a Eurodollar Loan and (iii) each Existing Eurodollar Loan may be converted to a Term Benchmark Loan (as defined in the Amended Credit Agreement) or an ABR Loan (as defined in the Amended Credit Agreement) in accordance with Section 2.06 of the Amended Credit Agreement as if such Existing Eurodollar Loan was a Term Benchmark Loan (as defined in the Amended Credit Agreement).
SECTION 4.
Representations and Warranties. Goodyear represents and warrants to the Administrative Agent and the Lenders that:
(a)
This Agreement has been duly executed and delivered by Goodyear and each other Credit Party party hereto and constitutes a legal, valid and binding obligation of Goodyear or such Credit Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)
On and as of the Amendment Effective Date, (i) the representations and warranties of Goodyear and each of the other Credit Parties set forth in the Existing Credit Agreement and the other Credit Documents (insofar as the representations and warranties in such other Credit Documents relate to the transactions provided for herein or to the Collateral securing the Obligations) are true and correct in all respects material to the rights or interests of the Lenders or the Issuing Banks under the Credit Documents; provided, that solely for the purposes of this Section 4(b), the date in Section 3.04(b) of the Existing Credit Agreement shall be deemed to be December 31, 2021; and further provided that (A) to the extent that such representations and warranties expressly relate to an earlier date, they are true and correct in all respects material to the rights or interests of the Lenders or the Issuing Banks under the Credit Documents as of such earlier date and (B) any representation and warranty that is qualified by “materiality”, “Material Adverse Change” or similar language is true and correct in all respects as of the date hereof or as of such earlier date, as the case may be, and (ii) no Event of Default has occurred and is continuing and no breach of the delivery requirements of Section 5.01(a) or (b) of the Existing Credit Agreement has occurred and is continuing.
SECTION 5.
Effectiveness.
(a)
This Agreement, the amendment of the Existing Guarantee and Collateral Agreement as set forth in Section 2 hereof and the amendment of the Existing Credit Agreement as set forth in Section 3 hereof shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:
(i)
The Administrative Agent (or its counsel) shall have received from Goodyear, each other Credit Party party to the Existing Guarantee and Collateral Agreement, the Administrative Agent, the Collateral Agent, and each Lender and Issuing Bank party to the Existing Credit Agreement, a signed counterpart of this Agreement.
(ii)
The Administrative Agent shall have received a certificate signed by a Financial Officer certifying as to the matters referred to in Section 4(b) hereof.
(iii)
The Administrative Agent and the Collateral Agent shall have received all fees and other amounts due and payable in connection with the effectiveness of this Agreement, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed under the Existing Credit Agreement by Goodyear.
(b)
The Administrative Agent shall notify Goodyear, the Lenders and each Issuing Bank of the Amendment Effective Date, and such notice shall be conclusive and binding.

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SECTION 6.
Effect of this Agreement; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Collateral Agent, the Lenders or the Issuing Banks under the Existing Credit Agreement or the other Credit Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the other Credit Documents, all of which shall continue in full force and effect in accordance with the provisions thereof as amended hereby. Nothing herein shall be deemed to entitle Goodyear on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the other Credit Documents in similar or different circumstances. Neither this Agreement nor any provision hereof may be waived, amended or modified except in accordance with the provisions of Section 9.02 of the Amended Credit Agreement and Section 12.02 of the Amended Guarantee and Collateral Agreement, as applicable.
(b)
On and after the Amendment Effective Date, (i) each reference in the Existing Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Guarantee and Collateral Agreement, shall refer to the Existing Guarantee and Collateral Agreement as amended hereby, and (ii) each reference to the “Guarantee and Collateral Agreement” and “First Lien Guarantee and Collateral Agreement” in any other Credit Document, shall, unless the context otherwise requires, refer to the Existing Guarantee and Collateral Agreement as amended hereby.
(c)
On and after the Amendment Effective Date, (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby, and (ii) each reference to the “Credit Agreement”, “First Lien Credit Agreement” and “First Lien Agreement” in any other Credit Document, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby.
(d)
Neither this Agreement, nor the effectiveness of the amendments to (i) the Existing Guarantee and Collateral Agreement or (ii) the Existing Credit Agreement effected hereby, shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement or the other Credit Documents, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or the Amended Guarantee and Collateral Agreement shall be construed as a release or other discharge of Goodyear or any other Credit Party under the Existing Credit Agreement or Existing Guarantee and Collateral Agreement from any of its Liens, Guarantees or other obligations and liabilities thereunder, as amended hereby.
(e)
This Agreement shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

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SECTION 7.
Further Assurances. Each of the Credit Parties hereby agrees from time to time, as and when reasonably requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Amended Credit Agreement and the other Credit Documents, in each case in accordance with the Amended Credit Agreement.
SECTION 8.
Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 9.
Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

SECTION 10.
Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 11.
Incorporation by Reference. Sections 9.07, 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY
By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President, Finance and Treasurer

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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JPMORGAN CHASE BANK, N.A, as Administrative Agent and Collateral Agent
By
/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

JPMorgan Chase bank, n.a., as a Lender, a Swingline Lender and an Issuing Bank
By
/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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GRANTORS AND GUARANTORS

celeron corporation
By
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

divested companies holding company
By
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

By
/s/ Daniel T. Young
Name: Daniel T. Young
Title: Secretary

divested litchfield park properties, inc.
By
/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

By
/s/ Daniel T. Young
Name: Daniel T. Young
Title: Secretary

GOODYEAR EXPORT INC.

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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GOODYEAR FARMS, INC.

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

GOODYEAR INTERNATIONAL CORPORATION

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

GOODYEAR WESTERN HEMISPHERE CORPORATION

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

T&WA, INC.

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President and Treasurer

RABEN TIRE CO., LLC

By THE GOODYEAR TIRE & RUBBER COMPANY its sole member

By

/s/ Christina L. Zamarro
Name: Christina L. Zamarro
Title: Vice President, Finance and Treasurer

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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Cooper Tire & Rubber Company
By
/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Vice President and Treasurer

Max-Trac Tire Co., Inc.

By	/s/ Evan M. Scocos
	Name:	Evan M. Scocos
	Title:	Vice President

Mickey Thompson Performance Racing Inc.
By
/s/ Evan M. Scocos
	Name:	Evan M. Scocos
	Title:	Vice President

Wingfoot Brands LLC
By
/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Vice President and Treasurer

Cooper International Holding Corporation
By

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Treasurer

Cooper Tire & Rubber Company Vietnam Holding, LLC
By

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Treasurer

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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Cooper Tire Holding Company
By

/s/ Christina L. Zamarro
	Name:	Christina L. Zamarro
	Title:	Treasurer

GOODYEAR CANADA INC.

By

/s/ S. Mark Pillow
Name: S. Mark Pillow
Title: President

By

/s/ Frank D. Lamie
Name: Frank D. Lamie
Title: Secretary

[Signature Page to First Amendment to the A&R First Lien Credit Agreement

and First Lien Guarantee and Collateral Agreement]

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BANK OF AMERICA, N.A., as Joint Lead Arranger, Joint Bookrunner, Syndication Agent, Issuing Bank, and a Lender

By:	/s/ Karla M. Ruppert
	Name:	Karla M. Ruppert
	Title:	Vice President

Barclays Bank PLC as Lender and Issuing Bank

By:	/s/ Koruthu Mathew
	Name:	Koruthu Mathew
	Title:	VP

BNP PARIBAS, as a Lender and Issuing Bank

By:	/s/ Guelay Mese
	Name:	Guelay Mese
	Title:	Director

By:	/s/ Zachary Kaiser
	Name:	Zachary Kaiser
	Title:	Director

CITIBANK, N.A., as Lender and Issuing Bank,

By:	/s/ David Smith
	Name:	David Smith
	Title:	Vice President & Director

Credit Agricole Corporate and Investment Bank as a Lender and Issuing Bank

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

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Deutsche Bank AG New York Branch as a Lender and Issuing Bank

By:	/s/ Jessica Lutrario
	Name:	Jessica Lutrario
	Title:	Associate

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:	/s/ Jeffrey S. Cox
	Name:	Jeffrey S. Cox
	Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender and Issuing Bank

By:	/s/ Keshia Leday
	Name:	Keshia Leday
	Title:	Authorized Signatory

MUFG Union Bank, N.A. as a Lender and Issuing Bank

By:	/s/ Thomas Kainamura
	Name:	Thomas Kainamura
	Title:	Director

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

PNC Bank, National Association

By:	/s/ Keven Larkin
	Name:	Keven Larkin
	Title:	Senior Vice President

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Sumitomo Mitsui Banking Corporation, as a Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable)

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

Wells Fargo Bank, National Association, as a Lender and Issuing Bank

By:	/s/ Peter Schuebler
	Name:	Peter Schuebler
	Title:	Vice President | Director

NYCB Specialty Finance Company, LLC a wholly owned subsidiary of New York Community Bank, as a Lender,

By:	/s/ Willard D. Dickerson, Jr.
	Name:	Willard D. Dickerson, Jr.
	Title:	Senior Vice President

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable): BMO Harris Bank N.A.

/s/ Elisabeth Izzo
Name:	Elisabeth Izzo
Title:	Vice President

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable): Regions Bank

/s/ Bruce Kasper
Name:	Bruce Kasper
Title:	Managing Director

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THE HUNTINGTON NATIONAL BANK, as a Lender

/s/ Roger F. Reeder
Name:	Roger F. Reeder
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender:

/s/ David Slattery
Name:	Michael O’Hara
Title:	Director

Citizens Bank, N.A., as a Lender

/s/ David Slattery
Name:	David Slattery
Title:	Vice President

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable):

KeyBank National Association

/s/ Brian O’Keefe
Name:	Brian O’Keefe
Title:	Vice President

Name of Lender (with any Lender that is also an Issuing Bank or a Swingline Lender signing in its capacity as a Lender, an Issuing Bank and a Swingline Lender, as applicable): Royal Bank of Canada

/s/ Matthew Lok Kan Cheung
Name:	Matthew Lok Kan Cheung
Title:	Vice President – Corporate

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